Exhibit 10.11

English Translation

Power of Attorney

I, a shareholder of Beijing Sogou Information Service Co., Ltd. (hereinafter referred to as “Sogou Information”), aggregately hold     % of the equity of the Company and hereby agree to authorize Beijing Sogou Technology Development Co., Ltd (hereinafter referred to as “Sogou Technology” or the “Authorized Person”) to exercise the shareholder’s rights associated with the said     % of shareholding, and hereby irrevocably authorize the Authorized Person to exercise the following rights within the term of validity of this Power of Attorney:

I authorize the Authorized Person to act as my full-fledged representative and as the holder of     % of stock equity of Sogou Information to exercise all rights that I enjoy as shareholder according to laws and the Company’s articles of association, including the right to propose the holding of shareholders’ meetings, receive any notices regarding the holding of shareholders’ meetings and rules of proceedings, attend shareholders’ meetings of Sogou Information and exercise all voting powers as the holder of     % of shares of the Company (including acting as my authorized representative at shareholders’ meetings of Sogou Information to nominate and appoint directors, General Manager, Financial Director and other senior executives of Sogou Information, decide dividend distributions, etc.), sell or assign the     % shareholding that I hold in Sogou Information, etc.

The Authorized Person has the right to designate the individual appointed by its board of directors (or Executive Director) to exercise the rights granted by the authorizing party hereunder.

This Power of Attorney shall remain valid for ten years from the date of execution unless the Business Operation Agreement signed by and among Sogou Information, Sogou Technology, other shareholders of Sogou Information and me on December 2nd, 2013 is terminated early due to whatsoever reason. Upon expiration of the term of this Power of Attorney, if requested by Sogou Technology, I shall extend the term of this Power of Attorney as requested.

Authorizing Party: Wang Xiaochuan
(Signature)

Date:

Authorized Person: Beijing Sogou Technology Development Co., Ltd
(Seal):

Date:

Power of Attorney

I, a shareholder of Beijing Sogou Information Service Co., Ltd. (hereinafter referred to as “Sogou Information”), aggregately hold     % of the equity of the Company and hereby agree to authorize Beijing Sogou Technology Development Co., Ltd (hereinafter referred to as “Sogou Technology” or the “Authorized Person”) to exercise the shareholder’s rights associated with the said     % of shareholding, and hereby irrevocably authorize the Authorized Person to exercise the following rights within the term of validity of this Power of Attorney:

I authorize the Authorized Person to act as my full-fledged representative and as the holder of     % of stock equity of Sogou Information to exercise all rights that I enjoy as shareholder according to laws and the Company’s articles of association, including the right to propose the holding of shareholders’ meetings, receive any notices regarding the holding of shareholders’ meetings and rules of proceedings, attend shareholders’ meetings of Sogou Information and exercise all voting powers as the holder of     % of shares of the Company (including acting as my authorized representative at shareholders’ meetings of Sogou Information to nominate and appoint directors, General Manager, Financial Director and other senior executives of Sogou Information, decide dividend distributions, etc.), sell or assign the     % shareholding that I hold in Sogou Information, etc.

The Authorized Person has the right to designate the individual appointed by its board of directors (or Executive Director) to exercise the rights granted by the authorizing party hereunder.

This Power of Attorney shall remain valid for ten years from the date of execution unless the Business Operation Agreement signed by and among Sogou Information, Sogou Technology, other shareholders of Sogou Information and me on December 2nd, 2013 is terminated early due to whatsoever reason. Upon expiration of the term of this Power of Attorney, if requested by Sogou Technology, I shall extend the term of this Power of Attorney as requested.

Authorizing Party: Beijing Century High-Tech Investment Co., Ltd.
(Seal)

Date:

Authorized Person: Beijing Sogou Technology Development Co., Ltd
(Seal):

Date:

Power of Attorney

I, a shareholder of Beijing Sogou Information Service Co., Ltd. (hereinafter referred to as “Sogou Information”), aggregately hold     % of the equity of the Company and hereby agree to authorize Beijing Sogou Technology Development Co., Ltd (hereinafter referred to as “Sogou Technology” or the “Authorized Person”) to exercise the shareholder’s rights associated with the said     % of shareholding, and hereby irrevocably authorize the Authorized Person to exercise the following rights within the term of validity of this Power of Attorney:

I authorize the Authorized Person to act as my full-fledged representative and as the holder of     % of stock equity of Sogou Information to exercise all rights that I enjoy as shareholder according to laws and the Company’s articles of association, including the right to propose the holding of shareholders’ meetings, receive any notices regarding the holding of shareholders’ meetings and rules of proceedings, attend shareholders’ meetings of Sogou Information and exercise all voting powers as the holder of     % of shares of the Company (including acting as my authorized representative at shareholders’ meetings of Sogou Information to nominate and appoint directors, General Manager, Financial Director and other senior executives of Sogou Information, decide dividend distributions, etc.), sell or assign the     % shareholding that I hold in Sogou Information, etc.

The Authorized Person has the right to designate the individual appointed by its board of directors (or Executive Director) to exercise the rights granted by the authorizing party hereunder.

This Power of Attorney shall remain valid for ten years from the date of execution unless the Business Operation Agreement signed by and among Sogou Information, Sogou Technology, other shareholders of Sogou Information and me on December 2nd, 2013 is terminated early due to whatsoever reason. Upon expiration of the term of this Power of Attorney, if requested by Sogou Technology, I shall extend the term of this Power of Attorney as requested.

Authorizing Party: Shenzhen Tencent Computer System Company Limited
(Seal)

Date:

Authorized Person: Beijing Sogou Technology Development Co., Ltd
(Seal):

Date: